                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT

                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  September 29, 2003

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)  $0.00
                                       --------------------
                                  (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)  $158,102.78              1.7500000%     (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $ 0.0000046        , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     1.2960000%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:                Not Applicable
                                                           --------------------


(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:          (1)  $0.00
                                       --------------------
                                  (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                       --------------------
       (b)  Balance:              (1)   $ -
                                       --------------------
                                  (2) ( $ -                , per-$1,000 original principal amount of the Certificates)
                                       --------------------

(iv)   Pool Balance at end of related Collection Period:             $374,759,229.88
                                                                     -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:            1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $402,883.46
                                                                                    --------------------
            (2)   $ 11.6440306         , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:           $0.00
                                       --------------------
                                        $ -                , per $1,000 original principal amount of the Certificates)
                                       --------------------
            (2)  Balance:               $0.00
                                       --------------------
                                        $ -                , per $1,000 original principal amount of the Certificates)
                                       --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ---------------
                         $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------



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
                                                                          Page 2



(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related
            Collection Period:             $557.29
                                           -------

       (b)  Delinquent Contracts                        # Disb.        %               $ Amount            %
                                                        -------        -               --------            -
            30-60 Days Delinquent                          644       2.05%           $ 8,774,751         2.69%
            61-90 Days Delinquent                          380       1.21%           $ 4,930,855         1.51%
            91-120 Days Delinquent                         153       0.49%           $ 1,933,138         0.59%
            More than 120 Days Delinquent                  376       1.20%           $ 5,262,151         1.61%
            Claims Filed Awaiting Payment                  166       0.53%           $ 1,299,991         0.40%
                                                         -----       -----           -----------         -----
               TOTAL                                     1,719       5.47%           $22,200,886         6.80%

(viii) Amount in the Reserve Account:            $1,297,500.00
                                                 -------------

(ix)   Amount in the Prefunding Account:         $0.00
                                                 -------------

(x) Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to be distributed as a payment of principal in
       respect of Notes:                         $0.00
                                                 -------------

(xi) Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period to be distributed as a payment of
       principal in respect of Notes             $0.00
                                                 -------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution
            Date                                  8.49%
                                                 -------------
       (b)  TERI Trigger Event has not occured.








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